UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

Social Capital Hedosophia Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38202	98-1366046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Hawthorne Avenue
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 18, 2017, Social Capital Hedosophia Holdings Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 69,000,000 units (the “Units”), including the issuance of 9,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one-third of one warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $690,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, SCH Sponsor Corp. (the “Sponsor”), generating gross proceeds to the Company of $12,000,000. The Private Placement Warrants are substantially identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and they may be exercised by the Sponsor and its permitted transferees on a cashless basis.

A total of $690,000,000, comprised of $653,850,000 of the proceeds from the IPO, including $24,150,000 of the underwriters’ deferred discount, and $12,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 24 months from the closing of the IPO; and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333- 220130):

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	An Underwriting Agreement, dated September 13, 2017, among the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

•	A Warrant Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated September 13, 2017, among the Company, the Sponsor, the Company’s officers and directors and the other individuals party thereto.

•	An Investment Management Trust Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated September 13, 2017, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated September 13, 2017, between the Company and The Social+Capital Partnership, LLC.

•	A Sponsor Warrants Purchase Agreement, dated September 13, 2017, between the Company and the Sponsor.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Chamath Palihapitiya.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Ian Osborne.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Philip Deutch.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Sachin Sood.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Simon Williams.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Anthony Bates.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Adam Bain.

•	An Indemnity Agreement, dated September 13, 2017, between the Company and Andrea Wong.

On September 14, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On September 18, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and exercise in full of the over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit
No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 13, 2017, among the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.4	Warrant Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 13, 2017, among the Company, the Sponsor, the Company’s officers and directors and the other individuals party thereto.

10.2	Investment Management Trust Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated September 13, 2017, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated September 13, 2017, between the Company and The Social+Capital Partnership, LLC.

10.5	Sponsor Warrants Purchase Agreement, dated September 13, 2017, between the Company and the Sponsor

10.6	Indemnity Agreement, dated September 13, 2017, between the Company and Chamath Palihapitiya.

10.7	Indemnity Agreement, dated September 13, 2017, between the Company and Ian Osborne.

10.8	Indemnity Agreement, dated September 13, 2017, between the Company and Philip Deutch.

10.9	Indemnity Agreement, dated September 13, 2017 between the Company and Sachin Sood.

10.10	Indemnity Agreement, dated September 13, 2017, between the Company and Simon Williams.

10.11	Indemnity Agreement, dated September 13, 2017, between the Company and Anthony Bates.

10.12	Indemnity Agreement, dated September 13, 2017, between the Company and Adam Bain.

10.13	Indemnity Agreement, dated September 13, 2017, between the Company and Andrea Wong.

99.1	Press Release, dated September 14, 2017.

99.2	Press Release, dated September 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp.

Date: September 18, 2017	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 13, 2017, among the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.4	Warrant Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 13, 2017, among the Company, the Sponsor, the Company’s officers and directors and the other individuals party thereto.

10.2	Investment Management Trust Agreement, dated September 13, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated September 13, 2017, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated September 13, 2017, between the Company and The Social+Capital Partnership, LLC.

10.5	Sponsor Warrants Purchase Agreement, dated September 13, 2017, between the Company and the Sponsor

10.6	Indemnity Agreement, dated September 13, 2017, between the Company and Chamath Palihapitiya.

10.7	Indemnity Agreement, dated September 13, 2017, between the Company and Ian Osborne.

10.8	Indemnity Agreement, dated September 13, 2017, between the Company and Philip Deutch.

10.9	Indemnity Agreement, dated September 13, 2017 between the Company and Sachin Sood.

10.10	Indemnity Agreement, dated September 13, 2017, between the Company and Simon Williams.

10.11	Indemnity Agreement, dated September 13, 2017, between the Company and Anthony Bates.

10.12	Indemnity Agreement, dated September 13, 2017, between the Company and Adam Bain.

10.13	Indemnity Agreement, dated September 13, 2017, between the Company and Andrea Wong.

99.1	Press Release, dated September 14, 2017.

99.2	Press Release, dated September 18, 2017.